UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

Surrey Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50313	59-3772016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

145 North Renfro Street, Mt. Airy, North Carolina 27030

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (336) 783-3900

Former name or former address, if changed since last report N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Changes in Fiscal Year.

On June 9, 2010, Articles of Amendment previously filed by Surrey Bancorp (“Surrey”) with the North Carolina Secretary of State became effective. The Articles amend Article II of Surrey’s Articles of Incorporation to increase the number of shares of Surrey’s authorized common stock from 5,000,000 to 10,000,000. The amendment to increase the authorized shares of common stock was approved by Surrey’s shareholders at its Annual Meeting on April 28, 2010, as reported in Item 5.07 of Surrey’s Current Report on Form 8-K filed May 3, 2010. A copy of the Articles of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Surrey Bancorp effective June 9, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Surrey Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Surrey Bancorp

June 10, 2010	By:	/s/ Mark H. Towe
	Name:	Mark H. Towe
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Surrey Bancorp effective June 9, 2010